UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) September 1, 2001

                    SIGNATURE INTERNATIONAL, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

                 Nevada                         Pending
         ----------------------           -------------------
         State of Incorporation           IRS Employer ID No.

             1260 East Vista Way, Vista, California 92084
       -------------------------------------------------------
        Address of Principal Executive Offices        Zip Code

           Registrant's Telephone Number     (760) 639-4480
                                             --------------

                    Tong Ah Global Ventures Corp.
                   1422 Chestnut Street, Suite #410
                        Philadelphia, PA 19102
                --------------------------------------
                (Registrant's former name and address)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to the Agreement and Plan of Reorganization effective September 1, 2001, Signature International, Inc., (hereinafter "Signature International"), a Nevada Corporation, acquired 10,000,000 shares of common stock of Tong Ah Global Ventures
Corp. (hereinafter "TA Global"), representing all of the outstanding shares of common stock of TA Global, for the sum of Twenty-Five Thousand ($25,000.00) Dollars. As a result of the purchase TA Global became a wholly owned subsidiary of Signature International. The Stock Purchase Agreement was approved by the unanimous consent of the board of directors of Signature International on August 27, 2001.

In accordance with the terms of the Agreement and Plan of Reorganization, Signature International further remunerated FS
Capital Markets Group Inc., with the sum of 100,000 restricted shares of common stock in Signature International.

Upon effectiveness of the Agreement and Plan of Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Signature International became the successor issuer to TA Global for reporting purposes under the Securities Exchange Act of 1934, as amended. The officers, directors and by-laws of Signature International continued without changes as the officers, directors and by-laws of the successor issuer.

A copy of the Agreement and Plan of Organization is filed as an Exhibit to this Form 8-K report and is incorporated into this report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) Effective September 1, 2001, Signature International acquired
10,000,000 shares of common stock of TA Global making TA Global a wholly owned subsidiary of Signature International.

In evaluating TA Global as a candidate for the proposed business combination, Signature International used TA Global's status as a reporting company, its lack of operating history and lack of potential related liabilities. Signature International determined that the consideration paid for the business combination was reasonable.

ITEM 5.  OTHER EVENTS

(a) Successor Issuer Election. In accordance with Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Signature International became the successor issuer to TA Global for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

ITEM 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Effective September 1, 2001, Michael Tay, the sole director and officer of Tong Ah Global Ventures Corp., resigned appointing Eddie Pickens to fill his director and officer positions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.

          Not applicable.

     (b) Pro Forma financial information.

          Not applicable.

     (c) Index to Exhibits.

          Exhibit Number     Description
          --------------     ----------------------------------------
          (2.0)              Agreement and Plan of Reorganization

          (3.1)              Articles of Incorporation of Signature
                             International, Inc.

          (3.2)              By-Laws of Signature International, Inc.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2001


SIGNATURE INTERNATIONAL, INC.



/s/ Eddie Pickens
-----------------------------
By: Eddie Pickens
Chief Executive Officer